Exhibit 99.1

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of December 11, 2015, by and among CAREER EDUCATION CORPORATION, a Delaware corporation (the “Company”), CEC EDUCATIONAL SERVICES, LLC, an Illinois limited liability company (“CECE”; the Company and CECE shall be referred to herein as the “Borrowers” and individually as a “Borrower”), certain of the direct and indirect Domestic Subsidiaries of the Company, as Subsidiary Guarantors (the Borrowers and the Subsidiary Guarantors collectively referred to herein as the “Loan Parties”), and BMO Harris Bank N.A., in its capacity as Administrative Agent, L/C Issuer and the sole Lender (in such capacities, “BMO Harris”).

PRELIMINARY STATEMENTS

A. The Borrowers, the Subsidiary Guarantors and BMO Harris entered into a certain Amended and Restated Credit Agreement, dated as of December 30, 2013, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrowers have requested that BMO Harris make certain amendments to the Credit Agreement, and BMO Harris is willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

1.1. The following defined terms appearing in Section 1.01 of the Credit Agreement shall be amended and restated to read in their entirety as follows:

“Aggregate Commitments” means the Commitments of all the Lenders, which as of December 11, 2015, equals $95,000,000 in the aggregate.

“Base Rate” means, for any day, the rate per annum equal to the greatest of: (a) the rate of interest announced or otherwise established by the Administrative Agent from time to time as its prime commercial rate as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent’s best or lowest rate), (b) the sum of (i) the rate determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Administrative Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Administrative Agent for sale to the Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, plus (ii) 1/2 of 1%, and (c) the LIBOR Quoted Rate for such day plus 1.50%. As used herein, the term “LIBOR Quoted Rate” means, for any day, the rate per annum equal to the quotient of (i) the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month interest period as reported on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) as of 11:00 a.m. (London, England time) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) divided by (ii) one (1) minus the Eurodollar Reserve Percentage, provided that in no event shall the “LIBOR Quoted Rate” be less than 0.00%.

“Domestic Cash” means, at any time the same is determined, the sum of (i) unrestricted cash and Cash Equivalents of the Loan Parties and their Domestic Subsidiaries maintained at financial institutions located in the United States at such time, plus (ii) unrestricted Investments of the Loan Parties and their Domestic Subsidiaries permitted by Section 7.02(a)(ii) and Section 7.02(a)(iii) constituting marketable securities maintained at financial institutions located in the United States at such time, plus (iii) cash maintained in the Collateral Account to secure the outstanding L/C Obligations at such time.

“Letter of Credit Sublimit” means an amount equal to $60,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

“LIBOR” means, for an Interest Period for a Borrowing of Eurodollar Loans, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by three (3) or more major banks in the interbank eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made as part of such Borrowing, provided that in no event shall “LIBOR” be less than 0.00%.

“Maturity Date” means the later of (a) December 31, 2018 and (b) if maturity is extended pursuant to Section 2.14, such extended maturity date as determined pursuant to such Section; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

1.2. Section 2.03(a)(ii)(A) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(A) subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would occur more than twenty-four months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

1.3. Section 4.02(d) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(d) (i) The Total Outstandings after giving effect to the Credit Extension shall not exceed the Minimum Collateral Amount, and (ii) for any date ending after December 31, 2015, the Administrative Agent shall have received written consent from the Lenders approving the Credit Extension unless such Credit Extension constitutes an L/C Credit Extension.

1.4. Section 5.13 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

5.13 Subsidiaries; Equity Interests. As of December 11, 2015, the Company does not have any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13 and, as of December 11, 2015, neither Borrower has any equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13.

1.5. Section 6.01(c) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(c) Intentionally Omitted.

1.6. Section 6.02(a) and Section 6.02(b) of the Credit Agreement shall be amended and restated to read in their entirety as follows:

(a) as soon as available, and in any event no later than 30 days after the end of each fiscal year of the Company, a copy of the consolidated and consolidating operating budget for the Company and its Subsidiaries for the then current fiscal year, such operating budget to show the projected consolidated and consolidating revenues, expenses and balance sheet of the Company and its Subsidiaries on a quarter-by-quarter basis, such operating budget to be in reasonable detail prepared by the Company and in form satisfactory to the Administrative Agent;

(b) as soon as available, and in any event no later than 45 days after the end of each fiscal quarter of each fiscal year of the Company, a duly completed Compliance Certificate signed by a Responsible Officer of the Company;

1.7. Section 7.05(f) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(f) (i) Dispositions of Subsidiaries of the Company, or of assets or lines of businesses comprising campus locations, including those as of December 9, 2015 as set forth in Schedule 7.05 hereto, provided, that those that are not set forth in Schedule 7.05 shall be permitted so long as no Default has occurred and is continuing or would result therefrom, and (ii) the Disposition of all of the equity interests in Le Cordon Bleu North America, LLC and its related entities, CEC Food and Beverage LLC, Kitchen Academy, Inc., TCA Group, Inc., TCA Beverages, Inc., Scottsdale Culinary Institute, Ltd., Le Cordon Bleu College of Culinary Arts, Inc., LCB Culinary Schools, LLC, California Culinary Academy, Inc. and The Cooking and Hospitality Institute of Chicago, Inc., (collectively the “Le Cordon Bleu Business”) or all of the assets of the Le Cordon Bleu Business so long as (i) no Default has occurred and is continuing or would result from such Disposition and (ii) after giving effect to such Disposition, the Domestic Cash shall not be less than $110,000,000;

1.8. Section 7.11 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

7.11 Minimum Domestic Cash. Permit, as of the last day of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2015, the Domestic Cash to be less than $110,000,000.

1.9. Schedule 2.01 of the Credit Agreement shall be amended and replaced by Schedule 2.01 attached hereto.

1.10. Schedule 5.13 of the Credit Agreement shall be amended and replaced by Schedule 5.13 attached hereto.

1.11. Schedule 7.05 of the Credit Agreement shall be amended and replaced by Schedule 7.05 attached hereto.

1.12. Exhibit C to the Credit Agreement shall be amended and replaced by Exhibit C attached hereto.

SECTION 2.	CONDITIONS PRECEDENT.

This Amendment shall become effective upon satisfaction of the following conditions:

(a) Receipt by BMO Harris of this Amendment fully executed by the Loan Parties.

(b) Receipt by BMO Harris of each Loan Party’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment, together with specimen signatures of the persons authorized to execute such documents on each Borrower’s behalf, all certified in each instance by its Secretary or Assistant Secretary (or comparable Responsible Officer).

(b) Receipt by BMO Harris of certificates of good standing for each Loan Party (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization, and with respect to the Company, the State of Illinois.

(d) Receipt by BMO Harris of the favorable written opinion of counsel to each Borrower (which may be from such Borrower’s internal legal counsel), in form and substance reasonably satisfactory to BMO Harris.

(e) Receipt by BMO Harris of a non-refundable upfront fee equal to 0.50% of the Aggregate Commitments as of the date hereof after giving effect to this Amendment.

SECTION 3.	REPRESENTATIONS.

3.1. In order to induce BMO Harris to execute and deliver this Amendment, the Loan Parties hereby represents to BMO Harris that as of the date hereof (a) the representations and warranties set forth in Article V of the Credit Agreement are and shall be and remain true and correct in all material respects (without duplication of materiality qualifiers) (except that the representations contained in Section 5.05 shall be deemed to refer to the most recent Audited Financial Statements and unaudited consolidated financial statements of the Company and its Subsidiaries delivered to BMO Harris) and (b) no Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

3.2. Each Loan Party hereby represents and warrants that there has been no amendment, modification, supplement or restatement to such Loan Party’s Organizational Documents since December 30, 2013 (or October 31, 2014 with respect to Sanford-Brown Group, Inc.), and such Loan Party’s Organizational Documents are in full force and effect as of the date hereof.

SECTION 4.	MISCELLANEOUS.

4.1. CECE heretofore executed and delivered to BMO Harris that certain Security Agreement, as amended. The Borrowers hereby acknowledge and agree that the Liens created and provided for by the Security Agreement continue to secure the Secured Obligations (as defined in the Security Agreement); and the Security Agreement and the rights and remedies of BMO Harris thereunder, the obligations of CECE thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the Liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3. The Borrowers agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for BMO Harris, in each case as required under Section 11.04 of the Credit Agreement.

4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

[SIGNATURE PAGES TO FOLLOW]

This Fourth Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“BORROWERS”

CAREER EDUCATION CORPORATION

By:	/s/ Kenneth R. Zilch
Name:	Kenneth R. Zilch
Title:	Senior Vice President, Corporate Tax, Risk and Real Estate and Treasurer

CEC EDUCATIONAL SERVICES, LLC

By:	/s/ Kenneth R. Zilch
Name:	Kenneth R. Zilch
Title:	Treasurer

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

“GUARANTORS”

AMERICAN INTERCONTINENTAL UNIVERSITY, INC.
BRIARCLIFFE COLLEGE, INC.
COLORADO TECHNICAL UNIVERSITY, INC.
INTERNATIONAL ACADEMY OF MERCHANDISING & DESIGN, INC.
SANFORD-BROWN GROUP, INC. (f/k/a International Academy of Merchandising & Design, Ltd.)
SANFORD-BROWN, LIMITED
SCOTTSDALE CULINARY INSTITUTE, LTD.
AIU ONLINE, LLC
LE CORDON BLEU NORTH AMERICA, LLC
MARLIN ACQUISITION CORP.

By:	/s/ Kenneth R. Zilch
Name:	Kenneth R. Zilch
Title:	Treasurer

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

Accepted and agreed to.

BMO HARRIS BANK N.A., in its capacity as Administrative Agent, L/C Issuer and sole Lender

By	/s/ L. M. Junior Del Brocco
	Name	L. M. Junior Del Brocco
	Title	Director

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage

BMO Harris Bank N.A.	$95,000,000	100.00%

Total	$95,000,000	100.00%

SCHEDULE 5.13

SUBSIDIARIES; OTHER EQUITY INVESTMENTS;

EQUITY INTERESTS IN THE BORROWER

Part (a).	Subsidiaries.

“The Katharine Gibbs Corporation - Melville”

AIU Online, LLC

American InterContinental University, Inc.

American InterContinental University-London, Ltd. U.S.

Briarcliffe College, Inc.

BIPL, LLC

California Culinary Academy, Inc.

California Culinary Academy, LLC

Career Education Student Finance LLC

CEC Educational Services, LLC

CEC Employee Group, LLC

CEC Europe, LLC

CEC Food and Beverage LLC

CEC Insurance Agency, LLC

CEC Leasing, LLC

CEC Real Estate Holding, Inc.

Colorado Tech, Inc.

Colorado Technical University, Inc.

Education and Training, Incorporated

Harrington Institute of Interior Design, Inc.

International Academy of Design & Technology Nashville, LLC

International Academy of Design & Technology-Detroit, Inc.

International Academy of Merchandising & Design, Inc.

Kitchen Academy, Inc.

LCB Culinary Schools, LLC

Le Cordon Bleu College Of Culinary Arts, Inc., A Private Two-Year College

Le Cordon Bleu North America, LLC

Market Direct, Inc.

Marlin Acquisition Corp.

Moco Holding, Inc.

Sanford-Brown College, Inc., A Private Two-Year College

Sanford-Brown College, LLC

Sanford-Brown Group, Inc.

Sanford-Brown MN, Inc.

Sanford-Brown, Limited

SBC Health Midwest, Inc.

School of Computer Technology, Inc.

Scottsdale Culinary Institute, Ltd.

TCA Beverages, Inc.

TCA Group, Inc.

The Cooking and Hospitality Institute of Chicago, Inc.

The Katharine Gibbs School of Norwalk, Inc.

The Katharine Gibbs School of Providence, Inc.

Words of Wisdom, LLC

Part (b).	Other Equity Investments.

1.	CCKF, Limited (Ireland) - 15% Equity Ownership
2.	SIMTICS Limited (New Zealand) - < 10% Equity Ownership

SCHEDULE 7.05

DISCONTINUED OPERATIONS

(As of December 9, 2015)

AIU South Florida, Weston FL

Briarcliffe College, Bethpage, NY

Briarcliffe College, Patchogue, NY

Brooks Institute, Santa Barbara, CA

Collins College, Phoenix, AZ

Colorado Technical University, North Kansas City, North Kansas City, MO

Colorado Technical University, Pueblo, Pueblo, CO

Colorado Technical University, Sioux Falls, Sioux Falls, SD

Harrington Institute of Design, Chicago, IL

Le Cordon Bleu College (or Institute) of Culinary Arts (“LCB”) LCB Pittsburgh, Pittsburgh, PA

Le Cordon Bleu College of Culinary Arts LCB-St. Louis, St. Peters, MO

Missouri College, Brentwood, MO

International Academy of Design & Technology (“IADT”):

IADT Nashville, Nashville, TN

IADT Detroit, Troy, MI

IADT Sacramento, Sacramento, CA

IADT Schaumburg, Schaumburg, IL

Sanford-Brown College (“SBC”):

SBC Atlanta, Atlanta, GA

SBC Austin, Austin, TX

SBC Boston, Boston, MA

SBC Brooklyn Center, Brooklyn Center, MN

SBC Chicago, Chicago, IL

SBC Cleveland, Cleveland, OH

SBC Collinsville, Collinsville IL

SBC Columbus, Columbus, OH

SBC Dallas, Dallas, TX

SBC Dearborn, Dearborn, MI

SBC Ft. Lauderdale, Fort Lauderdale, FL

SBC Farmington, Farmington, CT

SBC Fenton, Fenton, MO

SBC Grand Rapids, Grand Rapids, MI

SBC Hazelwood, Hazelwood, MO

SBC Hillside, Hillside, IL

SBC Houston, Houston, TX

SBC Houston North Loop, Houston, TX

SBC Indianapolis, Indianapolis, IN

SBC Las Vegas, Henderson, NV

SBC Jacksonville, Jacksonville, FL

SBC Mendota Heights, Mendota Heights, MN

SBC Milwaukee, Milwaukee, WI

SBC Online, Tampa, FL

SBC Orlando, Orlando, FL

SBC Phoenix, Phoenix, AZ

SBC Portland, Portland, OR

SBC San Antonio, San Antonio, TX

SBC Seattle, Tukwila, WA

SBC Skokie, Skokie, IL

SBC St. Peters, St. Peters, MO

SBC Tampa, Tampa, FL

SBC Tinley Park, Tinley Park, IL

SBC Tysons Corner, McLean, VA

Sanford-Brown Institute (“SBI”):

SBI Cranston, Cranston, RI

SBI Garden City, Garden City, NY

SBI Iselin, Iselin, NY

SBI Landover, Landover, MD

SBI Melville, Melville, NY

SBI New York City, New York, NY

SBI Orlando, Orlando, FL

SBI Pittsburgh, Pittsburgh, PA

SBI Trevose, Trevose, PA

SBI White Plains, White Plains, NY

SBI Wilkins Township, Pittsburgh, PA

SBI Campus-an affiliate of Sanford-Brown, Melville, NY

EXHIBIT C

CAREER EDUCATION CORPORATION

CEC EDUCATIONAL SERVICES, LLC

COMPLIANCE CERTIFICATE

To:	BMO Harris Bank N.A., as Administrative Agent under, and the Lenders party to, the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Amended and Restated Credit Agreement dated as of December 30, 2013, among Career Education Corporation, CEC Educational Services, LLC and you (as extended, renewed, modified, amended or restated from time to time, the “Credit Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. The officer executing this Compliance Certificate is the duly elected                      of Career Education Corporation;

2. The officer executing this Compliance Certificate has reviewed the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements;

3. The examinations described in paragraph 2 did not disclose, and such officer has no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4. The financial statements required by Section 6.01 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate were prepared in accordance with GAAP and, fairly present in all material respects the financial condition, results of operations, shareholders equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject, in each case, in respect of interim statements to normal year-end adjustments and the absence of footnotes; and

C-1

Compliance Certificate

5. The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of such officer’s knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of                  20    .

CAREER EDUCATION CORPORATION

By
Name
Title

C-2

Compliance Certificate

SCHEDULE I

TO COMPLIANCE CERTIFICATE

CAREER EDUCATION CORPORATION

CEC EDUCATIONAL SERVICES, LLC

COMPLIANCE CALCULATIONS

FOR AMENDED AND RESTATED

CREDIT AGREEMENT DATED AS OF DECEMBER 30, 2013

CALCULATIONS AS OF                 ,          (THE “CALCULATION DATE”)

A.	Minimum Domestic Cash (Section 7.11)

	1.	Unrestricted cash and Cash Equivalents	$

	2.	Unrestricted marketable securities	$

	3.	Cash maintained in the Collateral Account to secure L/C Obligations	$

	4.	Sum of lines A1, A2 and A3	$

	5.	Line A4 shall not be less than		$110,000,000

	6.	The Borrowers are in compliance (circle yes or no)		yes/no

C-3

Compliance Certificate